Exhibit 10.27

FOURTEENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 28, 2017, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, LLC, a Nevada limited liability company (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“Star”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), and DRIVEN ANALYTIC SOLUTIONS, LLC, a Nevada limited liability company (“DAS”; Parent and DAS individually a “Guarantor” and collectively, “Guarantors”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:
A.          Borrowers, Guarantors, Agent, and the lenders from time to time party thereto (the “Lenders”), are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as previously amended, as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”).

B.          Borrowers have informed Agent and Lenders that (i) Parent desires to contribute 100% of the equity interests of CTS to Star, and (ii) CTS desires to convert its organizational form from a Nevada corporation to a Nevada limited liability company, change its legal name to reflect such conversion, and amend or replace its organizational documents to reflect such conversion.  Borrowers have requested that Agent and Lenders consent to such contribution and conversion, and Agent and Lenders are willing to consent on the terms and subject to the conditions set forth below.

C.          Borrowers, Guarantors, Agent and Lenders also desire that the Credit Agreement be amended in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Credit Agreement is hereby amended and the parties hereto covenant and agree as follows:

1.          Recitals.  The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2.          Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	By deleting the definition of “First Tennessee Swap Account” in Section 1.1 of the Credit Agreement.
(b)	By deleting the definition of “Real Estate Amortization Amount” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:
Real Estate Amortization Amount: the product of (a) $15,431,000 times (b) 1/84.
(c)	By deleting the definition of “Real Estate Formula Amount” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:
Real Estate Formula Amount:  an amount equal to the lesser of (a) $15,431,000, as such sum shall be reduced on the first day of each month (beginning with January 1, 2018) in an amount equal to the Real Estate Amortization Amount; or (b) 75% of the Value of Eligible Real Estate.
(d)	By deleting the definition of “Revolver Termination Date” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:
Revolver Termination Date:  September 23, 2021.
3.          Limited Consent.  Borrowers have informed Agent and Lenders that Parent desires to contribute 100% of the Equity Interests of CTS to Star, such that Star becomes the owner of 100% of the Equity Interests of CTS, and that CTS desires to convert its organizational form from a Nevada corporation to a Nevada limited liability company, change its legal name to reflect such conversion, and amend or replace its organizational documents to reflect such conversion (collectively, the “Contribution and Conversion Transaction”).  Each of Agent and Lenders hereby consents to the Contribution and Conversion Transaction and waives any notice thereof, provided that the Contribution and Conversion Transaction occurs no later than ninety (90) days after the Amendment Effective Date and Parent and Borrowers cause CTS to take such actions as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral.  Without limiting the foregoing, such consent is also conditioned on Borrowers delivering to Lender:

(a)	evidence of Parent’s contribution of the Equity Interests of CTS to Star;
(b)	a copy of CTS’s certificate of conversion (or equivalent document) filed with the Secretary of State of the State of Nevada (the “NV SOS”) that is certified by the NV SOS;
(c)	a copy of CTS’ certificate of formation (or equivalent document) filed with the NV SOS that is certified by the NV SOS;

(d)	a copy of CTS’s operating agreement, certified by the secretary or Senior Officer of CTS; and
(e)	a good standing certificate of CTS issued by the NV SOS.
Obligors acknowledge that the consent in this Section 3 is granted by Agent and Lenders only for the specific instance and for the limited purpose set forth herein and shall not in any manner create a course of dealing or otherwise impair the future ability of Agent to declare a Default or Event of Default or otherwise enforce the terms of any Loan Document if any similar or related transactions arise, or otherwise.
4.          Waiver Regarding Covenant Properties, LLC.  Borrowers have previously advised Agent and Lenders that Covenant Properties, LLC (“CPI”), an Obligor, has been dissolved.  The dissolution of CPI was not permitted under Section 10.2.8 of the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Amendment, Agent and Lenders hereby waive any Default or Event of Default arising solely out of the dissolution of CPI.  Obligors acknowledge that the waiver in this Section 4 is granted by Agent and Lenders only for the specific instance and for the limited purpose set forth herein and shall not in any manner create a course of dealing or otherwise impair the future ability of Agent to declare a Default or Event of Default or otherwise enforce the terms of any Loan Document if any similar or related transactions arise, or otherwise.
5.          Effectiveness; Conditions Precedent.  The amendments and consent herein provided shall be effective as of the date set forth above (the “Amendment Effective Date”) upon Agent’s receipt of the following in form and substance acceptable to Agent:
(a)	one or more counterparts of this Amendment duly executed by each of Borrowers, Guarantors and Required Lenders;
(b)	duly executed amendments to the Mortgages previously delivered with respect to Borrowers’ real Property located in Texarkana, Arkansas and LaVergne, Tennessee;
(c)	the amendment fee referred to in Section 12 hereof; and
(d)	such other documents, agreements, and instruments that Agent may reasonably request.
6.          Additional Covenant.  To induce Agent and Required Lenders to enter into this Amendment, Parent and Borrowers covenant and agree to cause Star to execute and deliver to Agent, on or before forty-five (45) days after the occurrence of the Contribution and Conversion Transaction, a supplement to the Pledge Agreement pursuant to which Star pledges one-hundred percent (100%) of the Equity Interests of CTS.

7.          Acknowledgment and Agreement Regarding New Subsidiary.  Borrowers have advised Agent that CTGL (or another Obligor) has formed or intends to form Transport Management Services, LLC, a Tennessee limited liability company (“TMS”).  Agent hereby informs Borrowers that Agent has elected to have TMS become a Guarantor.  Borrowers acknowledge and agree that Borrowers are required to comply with Sections 10.1.9 and 10.2.9 of the Credit Agreement on or before the date that is forty-five (45) days after the formation of TMS, including, without limitation, (a) a joinder to the Guaranty previously executed and delivered by DAS, (b) a certificate of the secretary or Senior Officer of TMS to which are attached certified copies of TMS’s Organic Documents, resolutions of the governing body of TMS, specimen signatures of the Persons authorized to sign Loan Documents on behalf of TMS, and good standing certificates from TMS’s jurisdiction of organization and each other jurisdiction in which it is qualified to do business, (c) revised Schedules to the Credit Agreement to include TMS and all disclosures related thereto, to the extent necessary to make the representations and warranties contained in the Credit Agreement accurate as of the applicable date such representations and warranties are made or deemed made under the Credit Agreement and (d) a supplement to the Pledge Agreement pursuant to which the direct parent of TMS pledges one-hundred percent (100%) of the Equity Interests of TMS.  Notwithstanding Sections 10.1.9 and 10.2.9 of the Credit Agreement, Agent and Lenders waive the requirement that an opinion letter be delivered with respect to TMS’s joinder as a Guarantor under the Credit Agreement.
8.          Acknowledgment of the Obligors.  Borrowers and Guarantors, as Obligors,  hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counter-claim with respect to the payment of any sum owed to Lenders or Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) Agent and Lenders have performed all obligations and duties owed to the Obligors through the date of this Amendment.
9.          Consent and Reaffirmation of Guaranty Agreements.

(a)
Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty (including without limitation, the continuation of Parent's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

(b)
DAS hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects its Guaranty (including without limitation, the continuation of DAS’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of its Guaranty against DAS in accordance with its terms.

10.          Representations and Warranties of the Obligors.  Borrowers and Guarantors, as Obligors, represent and warrant to Agent and Lenders that:
(a)	Compliance with Credit Agreement. On the date hereof, no Default or Event of Default has occurred and is continuing;
(b)
Representations and Warranties.  On the date hereof, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);

(c)
Power and Authority.  Each Obligor is duly authorized to execute, deliver and perform this Amendment.  The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (i) require any consent or approval of the holders of Equity Interests of the Obligors, other than those already obtained; (ii) contravene the Organic Documents of any Obligor; (iii) violate or cause a default under any Applicable Law, Material Contract or Material License; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and

(d)
Enforceability.  This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

11.          Effect on Credit Agreement.  Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of Lenders or Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment.  All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.
12.          Amendment Fee; Expenses of Agent.  In consideration of Agent’s and Lender’s willingness to enter into this Amendment, Borrowers agree to pay to Agent, for the pro rata benefit of Lenders, an amendment fee in the amount of $142,500 in immediately available funds on the date hereof.  Such fee shall be fully earned when due and non-refundable when paid and Borrowers shall be deemed to have requested a Revolver Loan for the direct payment of such fee.  Additionally, Borrowers hereby agree to pay upon demand all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including, without limitation, the fees and disbursements of counsel to the Agent and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
13.          Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

14.          Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
15.          Successors.  This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.
16.          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
17.          Consent to Forum.  EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.
18.          Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.
19.          Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
20.          Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.
[Signatures begin on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:

COVENANT TRANSPORT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

CTG LEASING COMPANY
COVENANT ASSET MANAGEMENT, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President

COVENANT TRANSPORT SOLUTIONS, INC.
SOUTHERN REFRIGERATED TRANSPORT, INC.
STAR TRANSPORTATION, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer
[Signatures continued on following page]
Covenant Transport
Fourteenth Amendment to Third Amended and Restated Credit Agreement

GUARANTORS:

COVENANT TRANSPORTATION GROUP, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

DRIVEN ANALYTIC SOLUTIONS, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President, Chief Financial Officer, and Treasurer

[Signatures continued on following page]
Covenant Transport
Fourteenth Amendment to Third Amended and Restated Credit Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

[signatures continued on following page]
Covenant Transport
Fourteenth Amendment to Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Angela Leake
Name:	Angela Leake
Title:	Authorized Officer

Covenant Transport
Fourteenth Amendment to Third Amended and Restated Credit Agreement

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